Exhibit 10.11 Total Rewards 2023 Over Performance Plan Approved by Compensation Committee February 16, 2023 2023 OVER PERFORMANCE PLAN (“OPP”) Effective January 1 – December 31, 2023 PURPOSE The Over Performance Plan (the “Plan” or “OPP”) is an incremental incentive plan designed to reward eligible Sr Leaders at the Director level and above for over achievement of pre-established corporate performance measure(s) that are assigned a specific weight according to the Company’s budgeted goals and objectives for the Plan year. This Plan, for eligible employees, covers the period from January 1, through December 31 of the Plan year. This Plan supersedes any prior incremental incentive plan versions and cancels any document that provides information contrary to the information contained in this Plan version. The Company may terminate the Plan, amend or modify the Plan in any respect, at any time, and without notice, provided, however, that such termination, modification or amendment shall not adversely affect the rights of a participant to receive an award already fully earned under the Plan. ELIGIBILITY All US based regular full-time and part-time non-sales, non-bargained and non-commissioned Director level and above employees who are eligible under the current Short Term Incentive Plan (“STIP”), who are employed during the Plan year, and who commence employment with the Company on or before September 30 of the Plan year are potentially eligible to participate in the Plan. To be eligible to earn and receive payment of an incentive award, the participant must be: 1. Classified as a permanent US employee and currently participating under the STIP; 2. Employed with the Company during some portion of the period for which the award is being measured, and begins work for the Company on or before September 30 of the Plan year; and 3. Actively working at the Director level or above through the payment date, or on Company-approved or job- protected leave for any periods not worked where the Company has a reasonable expectation that the employee will return to their position in the near future and is active on the date the incentive award is “earned,” as defined in the Administration section. An individual is “actively working” if he or she is actually working and carrying out his or her duties at the Company, or he or she is on PTO or a paid Company holiday. Incentive awards are not “earned” until the events described in the Administration section occur. The following individuals are not eligible for a payment under OPP: 1. Employees who voluntarily terminate their employment or are involuntarily terminated for any reason are not eligible for the OPP payment. In addition, payment to employees who are under investigation for misconduct on the normal payout date may be delayed. If it is determined that misconduct occurred and termination occurs, the award is forfeited in accordance with applicable state law. 2. Contractors and interns. 3. Non-US employees. 4. Employees who are not current participants under the current STIP.

Exhibit 10.11 Total Rewards 2023 Over Performance Plan Approved by Compensation Committee February 16, 2023 OPP DESIGN PLAN COVERAGE PERIOD Awards under the Plan will be based upon the achievement of pre-established annual Corporate performance measure(s) and the eligible employee’s annual eligible base salary on December 31 of the Plan year will be used when proration(s) are not required for the following Plan Coverage Period(s), unless modified by the Compensation Committee: January 1, through December 31 of the Plan year. OPP PERFORMANCE MEASURES AND GOALS The amount of any OPP payment will be based on the eligible employee’s target OPP opportunity and exceeding the approved budgeted corporate performances measures. Target opportunities, corporate performance metrics, weighting, and the pre-established performance goals, as determined by the Compensation Committee in its sole discretion and may be changed at any time. The Compensation Committee, upon consultation with the Chief Executive Officer, determine the funding level that will be available for awarding incentives. If it is determined that OPP awards will be granted, the Compensation Committee retains the sole discretion to set award levels and to adjust award levels and subsequent employee distributions. INDIVIDUAL TARGET OPPORTUNITY Eligible employees have an OPP target percentage opportunity, equivalent to their STIP target, assigned based on their job(s) during the Plan year. Targets may be prorated to capture the relevant base salary earnings in each job, the target percentage of each job, and the amount of time spent in each job. The eligible employee’s annual base salary on December 31 of the Plan year will be used when proration(s) are not required. The annual OPP targets by job level are as follows and mirrors eligible employees STIP target: Table 1: JOB LEVEL OPP TARGET % Chief Executive Officer (CEO) 100% Executive Vice President (EVP) 60% - 70% Vice President (VP) 40% Assistant Vice President (AVP) 30% Director (DIR) 25% Additionally, the participant’s total incentive payout (STI award + OPP award) may not exceed 2x the participant’s STI award at target. Using a Director with a base salary of $100,000 as an example. • STI target = 25% • STI target value = $25,000 ($100,000 x 25%) • 2x STI target = $50,000 ($25,000 x 2) • Assuming STI performance at 125%, payout = $31,250 ($25,000 x 125% performance) • Assuming OPP performance at 105% payout = $26,250 ($25,000 x 105% performance) • STI award of $31,250 + OPP award of $26,250 = $57,500 • Total combined incentive payment capped at $50,000

Exhibit 10.11 Total Rewards 2023 Over Performance Plan Approved by Compensation Committee February 16, 2023 CORPORATE PERFORMANCE MEASURES AND GOALS The Corporate performance measures are Free Cash Flow (“FCF”), Earnings before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) and SaaS Revenue. The planned performance metrics will only reach threshold and begin to payout after the STIP metric achieves maximum performance. No incentive payment will be earned for performance below the minimum thresholds. The eligible employee’s individual performance rating does not carry a weight in the OPP payment.” Table 2: Metric Weight Threshold Maximum Free Cash Flow 40% $102.00 MM See Funding Table 3 EBITDA 30% $187.50 MM See Funding Table 3 SaaS Revenue 30% $260.50 MM See Funding Table 3 Self funding Plan pays with funds in excess of $102.00MM in FCF weighted at 40% and $187.50MM EBITDA and $260.50MM SaaS Revenue equally weighted at 30%. The table below illustrates the minimum threshold and incremental achievement levels of FCF, EBITDA and SaaS Revenue performance for the Plan year and the corresponding payout levels for OPP. Incentive awards are interpolated between achievement levels. Overall OPP performance payout is capped at 125% payout.

Exhibit 10.11 Total Rewards 2023 Over Performance Plan Approved by Compensation Committee February 16, 2023 Table 3: PRORATION OF INCENTIVE If an employee meets Plan eligibility requirements, the OPP award will be prorated for any periods during which the employee was not working and not on regular, company-approved paid time off. For example, the OPP award will be prorated to reflect any of the following: 1. Unpaid leave – includes FMLA leave or a Personal Leave of Absence. 2. Supplemented leave – includes Short Term Leave “STD”, Long Term Leave “LTD” or Workers Compensation. 3. Administrative leave as part of any Company investigation, discipline, or inquiry 4. Administrative leave as part of any company investigation, discipline, or inquiry 5. Hire date after January 1 of the Plan year 6. A job change that results in a change in Target % or a change in base pay during the Plan year who are eligible for participation in the OPP. In such situations as described above, the OPP award, if any, will be paid at the time that other OPP awards are scheduled to be paid in accordance to Plan, unless otherwise specifically stated in this Plan. For employees on leave, OPP awards will be paid to the employee once they return to work, are active and no longer on leave.

Exhibit 10.11 Total Rewards 2023 Over Performance Plan Approved by Compensation Committee February 16, 2023 EXAMPLE - OPP INCENTIVE AWARD CALCULATION (For illustrative purposes only) Compensation Assumptions: January 1 – December 31: • Base Salary = $100,000 • Target Bonus % = 25% • Total Target Bonus = $25,000 (EBITDA = $10,000; FCF = $7,500 & SaaS Revenue = $7,500) Table 4: OPP Component Achievement (MM) Target Payout % of Pool Achieved Total Payout FCF $105.00 MM $10,000 20% $2,000 EBITDA $198.00 MM $7,500 70% $5,250 SaaS Revenue $266.50 MM $7,500 40% $3,000 $9,250 Assumes $100,000 base, 25% target bonus with no prorations TIMING OF PAYMENTS Assuming Plan requirements are satisfied, which include Compensation Committee review and approval, award payments will be targeted after the end of the Plan year; typically, to be paid the last week of March or first week of April to eligible employees actively working and on payroll at the time of payment.

Exhibit 10.11 Total Rewards 2023 Over Performance Plan Approved by Compensation Committee February 16, 2023 DEFINITIONS BASE SALARY EARNINGS An eligible employee’s base salary earnings paid during the Plan year as of December 31 or prorated for each eligible job(s) within the Plan year. Base salary earnings for this purpose do not include benefits, bonuses, overtime, or other awards. BOARD The Company’s Board of Directors. COMPENSATION COMMITTEE The Compensation Committee of the Board of Directors of the Company. COMPANY Thryv Holdings, Inc. and Thryv, Inc. only. Financial metrics of EBITDA, FCF and SaaS Revenues are based on the consolidated company including international operations. EBITDA Total Company operating income, before interest, taxes, depreciation and amortization, each calculated in accordance with GAAP, adjusted to exclude the impact of stock compensation expense. FREE CASH FLOW (FCF) Operating cash generated by the company less outlays for capital expenditures. SAAS REVENUE SaaS revenue generated from the sale of Thryv Software, Thryv Leads and other associated add-ons or products. INDIVIDUAL TARGET OPPORTUNITY An eligible employee’s OPP target percentage based on job level(s) which mirror employee’s STIP target percentage. PLAN PARTICIPATION EFFECTIVE DATES The effective date for participants who become eligible for this Plan is on January 1 of the Plan year or after their eligibility date. The effective date for cessation of participation in this Plan for participants who move into a position not eligible for this Plan is the end of the pay period in which the move occurs. Non-sales employees at the Director level and above who are hired after January 1 of the Plan Coverage Period and who do not payments will be targeted for the spring following the end of Plan year rules based on hire date. PLAN YEAR OR COVERAGE PERIOD The Plan Year is the Company’s fiscal year, January 1, through December 31 of the Plan year.

Exhibit 10.11 Total Rewards 2023 Over Performance Plan Approved by Compensation Committee February 16, 2023 ADMINISTRATION Approval/Objectives Guidelines OPP Awards for Section 16 Officers are at the sole discretion of the Compensation Committee and the Board of Directors, awards to non-Section 16 employees are at the sole discretion of Sr Management. Awards may or may not be granted based upon Company, functional unit, departmental, and/or individual performance in the Plan year. If it is determined that OPP awards will be granted, the Compensation Committee and the Board of Directors retains the sole discretion to set award levels and to adjust award levels and subsequent employee distributions. When OPP Awards are Earned OPP Awards are not earned, are not due, and shall not be paid, unless and until the following conditions are met: (1) the Approval/Objective Guidelines are met, (2) the Compensation Committee approves Corporate performance and payment (3) all Plan eligibility requirements described of the Plan are met, (4) employee is employed and actively working (or on Company Approved or job protected leave) on the payment date, and (5) the payout date occurs. OPP incentive awards, if any, will be via payroll. All legally required and applicable income and employment taxes and withholdings will be deducted from the gross incentive award paid to participants. Awards are not considered eligible compensation for the purposes of calculating 401(k) match and contributions, other employee benefits, such as life insurance calculation of medical contributions. Disclaimer THIS PLAN IS NOT A CONTRACT OF EMPLOYMENT AND DOES NOT OTHERWISE ALTER YOUR AT-WILL EMPLOYMENT STATUS AND DOES NOT CREATE ANY CONTRACTUAL RIGHTS. Any payment under the Plan or this incentive award is discretionary and at the will of the Company. This Plan document and the award schedules set forth herein do not constitute an express or implied promise of continued employment for any period or at all, and will not interfere in any way with a participant’s right to terminate or the Company’s right to terminate a participant’s employment at any time, with or without cause and with or without notice. The Company may terminate the Plan, or amend or modify the Plan in any respect, at any time, and without notice. This Plan may be superseded by federal, state, and local laws to the extent applicable.